UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2022

Intellicheck, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15465	11-3234779
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Broadhollow Road, Suite 207, Melville, NY 11747

(Address of principal executive offices) (Zip code)

(516) 992-1900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	IDN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Jeffrey Ishmael as New Chief Financial Officer of Intellicheck, Inc. (the “Company”) and Departure of Bill White, current Chief Financial Officer.

The Company’s current Chief Financial Officer, Bill White is departing to pursue a role with another company outside the identity space but will remain with the Company until the close of business on May 13, 2022. The Board of Directors of the Company has appointed Jeffrey Ishmael as the Company’s Chief Financial Officer (“CFO”). Mr. Ishmael’s first day of employment as CFO will be the close of business on May 13, 2022 (the “Start Date”). Prior to joining Intellicheck, Mr. Ishmael’s SaaS related experience includes his role as founding CFO for Cylance Inc., which was the first company to apply artificial intelligence and algorithmic science to cyber security and improve the way companies, governments and end users proactively solve the world’s most difficult security problems. After joining Cylance as its seventh employee, the company experienced hyper growth and grew to over seven hundred employees over four years with operations in twelve countries. With billings exceeding $100M after year four Cylance established itself is a preeminent disrupter in the security space. Cylance was acquired by Blackberry for $1.4 billion. Following Cylance, Ishmael served, from 2017to 2020 as the CFO of Obsidian Security, the first truly comprehensive threat and posture management solution built for SaaS. Their platform consolidates data across core applications to help teams optimize configurations, reduce over-privilege, and mitigate account compromise and insider threats. The company was founded in 2017 by industry experts from Carbon Black and Cylance. Mr. Ishmael brings to Intellicheck extensive experience working with private equity and venture capital firms including Blackstone, Greylock, Khosla Ventures, DFJ, KKR, Dell Ventures, Citi Ventures, and Wing Ventures. Mr. Ishmael’s public company experience includes working as a sellside analyst at Wedbush Morgan securities and serving in various FP&A roles at public companies and their subsidiaries earlier in his career. Most recently, from 2020 to 2022, Mr. Ishmael was the CFO of private equity backed RAEN Optics, LLC, which experienced 60% revenue growth during his time there as a central member of the executive team. Among his key contributions were the successful implementation of an ERP system and the expansion of distribution capabilities.

In connection with becoming the Company’s CFO, Mr. Ishmael and the Company have entered into an employment agreement, dated May 6, 2022 (the “Agreement”). The Agreement provides for a base salary of $325,000 per year. The Agreement also provides for participation in Company employee benefits programs, receipt of certain relocation benefits, and certain potential annual incentive compensation awards. For the remainder of 2022, Mr. Ishmael may earn an additional amount of 60% of base salary prorated for the actual term of employment based on achievement of goals Revenue and EBITDA targets, and other goals identified by the CEO within 30 days of the Start Date. For 2022, the portion of the bonus based on Revenue and EBITDA targets is guaranteed (provided that Employee satisfies the conditions in the preceding sentence) and Mr. Ishmael will be granted an option to purchase $156,000 worth of shares of Company stock as of the Start Date under the Company’s 2015 Omnibus Incentive Plan, as amended, with the number of options granted being $156,000 divided by the closing price of the Company’s common stock on the Start Date and the exercise price of such option being the closing price of the Company’s common stock on the Start Date. Such option will vest on March 31, 2023 (the date in 2023 when Company makes annual bonus payments); the portion of the bonus for 2022 that may be earned based on achievement of goals identified by the CEO is not guaranteed.

Upon the Start Date, Mr. Ishmael also will receive an additional option to purchase 200,000 shares of the Company’s common stock (subject to adjustment in the event of any recapitalization, stock split or reverse stock split), under the Company’s 2015 Omnibus Incentive Plan, as amended. The exercise price will be set as of the close of business on the Start Date with vesting as follows: 1⁄2 after one year and then 1/8th of the remaining unvested options would vest on a quarterly basis so that the option is fully vested after three years.

The Agreement also provides for certain severance payments in the event Mr. Ishmael is terminated without cause including pay for six (6) months if Mr. Ishmael is terminated without cause less than 12 months after the Start Date and pay for twelve (12) months if Mr. Ishmael is terminated without cause after the one-year anniversary of the Start Date.

A copy of the Company’s press release announcing the appointment of Mr. Ishmael is attached hereto as Exhibit 99.1.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 4, 2022, Intellicheck, Inc. (the “Company”) held its Annual Stockholders Meeting (the “Annual Meeting”) virtually at https://www.cstproxy.com/intellicheck/2022.

At the Annual Meeting, the Company’s stockholders: (i) elected Lieutenant General Emil R. Bedard, Jack A. Davis, William P. Georges, Dylan Glenn, Bryan Lewis, Amelia L. Ruzzo, Guy L. Smith and David E. Ullman to serve as directors for one-year terms or until their respective successors have been duly elected and qualified; (ii) ratified the appointment of EisnerAmper, LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2022; (iii) approved an amendment to the Company’s 2015 Omnibus Incentive Plan increasing the total number of shares of Common Stock available for issuance by 500,000 from 4,736,000 to 5,236,000; (iv) approved the advisory vote to approve the compensation of our named executive officers and (v) approved the frequency of future advisory votes to approve of executive compensation for one year.

The following tables show the number of votes cast for or against and the number of abstentions with respect to each matter, as applicable:

1.	Election of directors:

	For	Withhold	Broker Non-Vote
(1) Lieutenant General Emil R. Bedard	6,867,600	986,161	5,050,870
(2) Jack A. Davis	7,440,016	413,745	5,050,870
(3) William P. Georges	7,588,702	265,056	5,050,870
(4) Dylan Glenn	7,608,018	245,743	5,050,870
(5) Bryan Lewis	7,612,433	241,328	5,050,870
(6) Amelia L. Ruzzo	7,314,923	538,838	5,050,870
(7) Guy L. Smith	7,232,943	620,808	5,050,870
(8) David E. Ullman	7,589,006	264,755	5,050,870

2.	Ratify the appointment of EisnerAmper, LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2022.

For	Against	Abstain
12,718,219	68,052	118,360

3.	Approve an amendment to Intellicheck’s 2015 Omnibus Incentive Plan.

For	Against	Abstain	Broker Non-Vote
6,734,977	1,023,712	95,072	5,050,870

4.	Advisory vote to approve the compensation of our named executive officers.

For	Against	Abstain	Broker Non-Vote
5,894,660	1,935,675	23,426	5,050,870

5.	Advisory vote to approve the frequency of future advisory votes to approve of executive compensation.

3 Years	2 Years	1 Year	Abstain	Broker Non-Vote
173,119	23,725	7,615,025	41,892	5,050,870

Based on the foregoing, the Company will hold advisory votes to approve executive compensation on an annual basis.

Item 9.01. Exhibits.

(99) Exhibits

Exhibit	Description
99.1	Press Release dated May 9, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 10, 2022	INTELLICHECK, INC.

	By:	/s/ Bryan Lewis
Bryan Lewis
Chief Executive Officer